                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-4 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1996 to June 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of July, 1996.

                                  GREEN TREE FINANCIAL CORP.



                                  BY: /s/Phyllis A. Knight
                                      ---------------------------
                                     Phyllis A. Knight
                                     Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                              CUSIP#'S  393505-MK5,ML3,MM1,MN9,MP4,MQ2,MQ3
                              TRUST ACCOUNT #80-4139100
                              REMITTANCE DATE: 7/15/96


                                            Total $              Per $1,000
                                            Amount                Original
                                            -------              ----------

Class A Certificates
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                           $5,533,570.98
(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                      5,533,570.98

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate(5.95%)          5.95%
         b. Class A-1 Interest                   218,830.59        4.75718674
         c. Class A-2 Remittance Rate(6.30%)          6.30%
         d. Class A-2 Interest                   210,000.00        5.25000000
         e. Class A-3 Remittance Rate(6.50%)          6.50%
         f. Class A-3 Interest                   178,750.00        5.41666667
         g. Class A-4 Remittance Rate(6.80%)          6.80%
         h. Class A-4 Interest                   481,666.67        5.66666671
         i. Class A-5 Remittance Rate(7.15%)          7.15%
         j. Class A-5 Interest                   166,833.33        5.95833321
         k. Class A-6 Remittance Rate (7.40%)         7.40%
         i. Class A-6 Interest                   407,000.00        6.16666667
            unless Weighted Average Contract
            rate is below (7.90%)                     7.90%
         l. Class A-7 Interest                   678,807.50        6.58333333

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                   .00               .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                       PASS-THROUGH CERTIFICATES, SERIES
                                    1996-4
                       CLASS A1, A2, A3, A4, A5, A6, A7
                                 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 2

                                CUSIP#'S 393505-MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                TRUST ACCOUNT #80-4139100
                                REMITTANCE DATE: 7/15/96

                                                 Total $        Per $1,000
                                                 Amount         Original
                                                 -------        ----------
     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                   .00               .00
B.   Principal
     (5) Formula Principal Distribution
         Amount                                2,272,352.93               N/A
         a. Scheduled Principal                  553,663.67               N/A
         b. Principal Prepayments              1,656,394.59               N/A
         c. Liquidated Contracts                        .00               N/A
         d. Repurchases                                 .00               N/A
         e. Current Month Advanced Principal     520,588.94               N/A
         f. Prior Month Advanced Principal     (458,294.27)               N/A

     (6) Pool Scheduled Principal Balance    471,066,926.74

    (6b)    Adjusted Pool Principal Balance  470,546,337.80      991.28168149
    (6c)    Pool Factor                          0.99128168

     (7) Unpaid Class A Principal Shortfall
         (if any)following prior Remittance date        .00

     (8) Class A Percentage for such Remittance
         Date                                        92.47%

     (9) Class A Percentage for the following
         Remittance Date                             92.43%

    (10) Class A Principal Distribution:
         a. Class A-1                          2,272,352.93       49.39897674
         b. Class A-2                                   .00               .00
         c. Class A-3                                   .00               .00
         d. Class A-4                                   .00               .00
         e. Class A-5                                   .00               .00
         f. Class A-6                                   .00               .00
         g. Class A-7                                   .00               .00



                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 3

                               CUSIP#'S 393505-
                               MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                               TRUST ACCOUNT #80-4139100
                               REMITTANCE DATE: 7/15/96

                                               Total $            Per $1,000
                                               Amount              Original
                                               -------            ----------
    (11) Class A-1 Principal Balance        41,861,546.80        910.03362609
   (11a) Class A-1 Pool Factor                  .91003363

    (12) Class A-2 Principal Balance        40,000,000.00        1000.0000000
   (12a) Class A-2 Pool Factor                 1.00000000

    (13) Class A-3 Principal Balance        33,000,000.00        1000.0000000
   (13a) Class A-3 Pool Factor                 1.00000000

    (14) Class A-4 Principal Balance        85,000,000.00        1000.0000000
   (14a) Class A-4 Pool Factor                 1.00000000

    (15) Class A-5 Principal Balance        28,000,000.00        1000.0000000
   (15a) Class A-5 Pool Factor                 1.00000000

    (16) Class A-6 Principal Balance        66,000,000.00        1000.0000000
   (16a) Class A-6 Pool Factor                 1.00000000

    (17) Class A-7 Principal Balance       103,110,000.00        1000.0000000
   (17a) Class A-7 Pool Factor                 1.00000000

    (18) Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                         .00


                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 4

                               CUSIP#'S   393505-
                               MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                               TRUST ACCOUNT #80-4139100
                               REMITTANCE DATE: 7/15/96


C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

    (19) 31-59 days                         874,685.48                     33

    (20) 60 days or more                    246,505.23                      4

    (21) Current Month Repossessions               .00                      0

    (22) Repossession Inventory                    .00                      0

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

    (23) Average Sixty-Day Delinquency Ratio Test

         (a) Sixty-Day Delinquency Ratio for current Remittance Date      .05%

         (b) Average Sixty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 3.5%)                                 .02%

    (24) Average Thirty-Day Delinquency Ratio Test

         (a) Thirty-Day Delinquency Ratio for current Remittance Date     .19%

         (b) Average Thirty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 5.5%)                                 .06%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 5

                               CUSIP#'S   393505-
                               MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                               TRUST ACCOUNT #80-4139100
                               REMITTANCE DATE: 7/15/96

    (25) Cumulative Realized Losses Test
         (a) Cumulative Realized Losses for the current Remittance
             Date (as a percentage of Cut-off Date Pool Principal
             Balance; may not exceed 5.5% from May 1, 2000 to
             April 28, 2001, 6.5% from May 1, 2001 to April 28,
             2002, 8.5% from May 1, 2002 to April 28, 2003 and
             and 9.5% thereafter)                                           0%

    (26) Current Realized Losses Test
         (a) Current Realized Losses for current Remittance Date            0

         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
             arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
             may not exceed 2.25%)                                          0%

    (27) Class M-1 Principal Balance Test
         (a) The sum of Class M-1 Principal Balance and Class B
             Principal Balance (before distributions on current
             Remittance Date) divided by Pool Scheduled Principal
             Balance as of preceding Remittance Date (must equal
             or exceed 25.5%)                                           15.56%

    (28) Class B Principal Balance Test
         (a) Class B Principal Balance (before any distributions
             on current Remittance Date) as of such Remittance date
             greater than $7,437,576.00                                   .00

         (b)  Class B Principal Balance (before any distributions
              on current Remittance Date) divided by pool Scheduled
              Principal Balance as of preceding Remittance Date is
              equal to or greater than 12.00%                            7.53%


                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.75%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 6

                                     CUSIP NO.  393505MRO
                                     TRUST ACCOUNT #80-4139100
                                     REMITTANCE DATE: 7/15/96

                                            Total  $             Per $1,000
                                            Amount                Original
                                            --------            -----------
CLASS M1 CERTIFICATES
- ---------------------
 (29) Amount available (including Monthly
      Servicing Fee)                        919,329.97

 A.   Interest
 (30) Aggregate interest
      a.  Class M-1 Remittance Rate (7.75%,
          unless Weighted Average Contract
          Rate is below 7.75%)                   7.75%
      b.  Class M-1 Interest                245,255.21              6.4583338
 (31) Amount applied to Class M-1 Interest
       Deficiency Amount                           .00                      0
 (32) Remaining unpaid Class M-1 Interest
       Deficiency Amount                           .00                      0

 (33) Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall      .00                      0

 (34) Remaining:
      a.  Unpaid Class M-1 Interest Shortfall      .00                      0

 B.   Principal
 (35) Formula Principal Distribution Amount        .00                    N/A
      a.  Scheduled Principal                      .00                    N/A
      b.  Principal Prepayments                    .00                    N/A
      c.  Liquidated Contracts                     .00                    N/A
      d.  Repurchases                              .00                    N/A

 (36) Class M-1 Principal Balance        37,975,000.00          1000.00000000
(36a) Class M-1 Pool Factor                 1.00000000

 (37) Class M-1 Percentage for such Remittance
      Date                                        .00%
 (38) Class M-1 Principal Distribution:
      a. Class M-1 (current)                       .00             0.00000000
      b. Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
          Date                                     .00


                       GREEN TREE FINANCIAL CORPORATION
                         MANUFACTURED HOUSING CONTRACT
                        SENIOR/SUBORDINATE 7.80%, 8.10%
                       PASS-THROUGH CERTIFICATES, SERIES
                                    1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996
                                    Page 7

                                     CUSIP NO. 393505 MS8, MT6
                                     TRUST ACCOUNT #80-4139100
                                     REMITTANCE DATE: 7/15/96

                                            Total  $             Per $1,000
                                            Amount                Original
                                            --------            -----------
 (39) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                              .00
 (40) Class M-1 Percentage for the following
      Remittance Date                                  .00%

Class B1 Certificates
- ---------------------------
 (1) Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                              674,074.76

 (2) Class B-1 Remittance Rate (7.80% unless
     Weighted Average Contract Rate is
     below  7.80%)                                    7.80%

 (3) Aggregate Class B1 Interest                 123,402.50        6.50000000

 (4) Amount applied to Unpaid Class
     B1 Interest Shortfall                              .00               .00

 (5) Remaining unpaid Class B1
     Interest Shortfall                                 .00               .00

 (6) Amount applied to Class B1 Interest
     Deficiency Amount                                  .00

 (7) Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                .00

 (8) Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date           .00

(8a) Class B Percentage for such Remittance Date        .00

 (9) Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)             .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996         CUSIP NO. 393505 MS8, MT6
                                    Page 8           TRUST ACCOUNT #80-4139100
                                                     REMITTANCE DATE: 7/15/96


                                                              Total $                           Per $1,000
                                                               Amount                            Original
                                                              -------                          -----------
     (10a)  Class B1 Principal Shortfall                               .00

     (10b)  Unpaid Class B1 Principal Shortfall                        .00

     (11)   Class B Principal Balance                        35,599,791.00

     (12)   Class B1 Principal Balance                       18,985,000.00


Class B2 Certificates
- ---------------------
(13) Remaining Amount Available                                 550,672.26

(14) Class B-2 Remittance Rate (8.10% unless Weighted
     Average Contract Rate is less than 8.10%)                       8.10%

(15) Aggregate Class B2 Interest                                112,149.84                     6.75000005

(16) Amount applied to Unpaid Class B2 Interest
     Shortfall                                                         .00                            .00

(17) Remaining Unpaid Class B2 Interest Shortfall                      .00                            .00

(18) Unpaid Class B2 Principal Shortfall (if any)
     following prior Remittance Date                                   .00

(19) Class B2 Principal Liquidation Loss Amount                        .00

(20) Class B2 Principal (zero until Class B1 paid down;
     thereafter, Class B Percentage of Formula Principal
     Distribution Amount)                                              .00

(21) Guarantee Payment                                                 .00

(22) Class B2 Principal Balance                              16,614,791.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  June, 1996           CUSIP NO. 393505 MS8, MT6
                                    Page 9             TRUST ACCOUNT #80-4139100
                                                       REMITTANCE DATE: 7/15/96




                                                                         Total $                          Per $1,000
                                                                          Amount                           Original
                                                                         -------                           ----------
(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green Tree
      Financial Corporation is not the Servicer;
      deducted from funds remaining after payment
      of Class A Distribution Amount, Class M-1
      Distribution Amount, Class B-1 Distribution
      Amount and Class B-2 Distribution Amount; if the
      Company or Green Tree Financial Corporation is the
      Servicer)                                                          197,198.74

(24)  Class C Residual Payment                                           241,323.67

(25)  Class M-1 Interest Deficiency on such Remittance Date                     .00

(26)  Class B-1 Interest Deficiency on such Remittance Date                     .00

(27)  Repossessed Contracts                                                     .00

(28)  Repossessed Contracts Remaining in Inventory                              .00

(29)  Weighted Average Contract Rate                                       10.05222